UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 5, 2021

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#18 1873 Spall Road, Kelowna, BC	V1Y 4R2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	250-870-2219

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENRT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

On February 5, 2021, Enertopia Corp. ("we", "us", "our, the "Company") entered into the following agreements:

1. Consulting agreement with Richard W. Smith of Proactive Technology International LLC pursuant to which Mr. Smith will provide clean energy consulting services to the Company.  As additional compensation, the Company has granted Mr. Smith 100,000 stock options at a price of US$0.18 per share, vesting immediately and exercisable for five years.

2. Consulting agreement with Paul Sandler pursuant to which Mr. Sandler will provide clean energy consulting services to the Company.  As additional compensation, the Company has granted Mr. Sandler 100,000 stock options at a price of US$0.18 per share, vesting immediately and exercisable for five years.

3. Consulting agreement with Bruce G. Schellinger of Southwest Wisconsin Enterprises LLC pursuant to which Mr. Schellinger will provide clean energy consulting services to the Company.  As additional compensation, the Company has granted Mr. Schellinger 100,000 stock options at a price of US$0.18 per share, vesting immediately and exercisable for five years.

4. Consulting agreement with Barry Brooks pursuant to which Mr. Brooks will provide clean energy consulting services to the Company.  As additional compensation, the Company has granted Mr. Brooks 100,000 stock options at a price of US$0.18 per share, vesting immediately and exercisable for five years.

All of the above listed consulting agreements are for an initial term of 12 months, continuing month to month thereafter and either party may terminate the agreement without cause by giving 60 days' prior notice.  The stock options are governed by the Company's 2014 stock option plan registered on Form S-8 filed on January 25, 2021.

Item 7.01	Regulation FD Disclosure

On February 10, 2021, the Company issued a news release, attached as Exhibit 99.1, announcing its expansion into clean energy technology.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated February 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTOPIA CORP.

/s/ Robert McAllister
Robert McAllister
President and Director
February 11, 2021